                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                     February 18, 1998 (February 18, 1998)




                      Laidlaw Environmental Services, Inc.
--------------------------------------------------------------------------------
               (Exact name of Company as specified in its charter)


Delaware                               1-8368                       51-0228924
--------------------------------------------------------------------------------
(State or other                      (Commission                 (IRS Employer
jurisdiction                        File Number)                Identification
of incorporation)                                                      Number)



     1301 Gervais Street, Suite 300, Columbia, South Carolina     29201
--------------------------------------------------------------------------------
           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (803) 933-4200

ITEM 5.  OTHER EVENTS

         On February 18, 1998 Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) announced that it has further extended its exchange offer for Safety-Kleen Corp. (NYSE:SK) to 12:00 p.m. Midnight New York City time on Thursday, February 26, 1998. The full text of the announcement is reproduced below. Note that the announcement contains statements regarding LESI's opinion regarding the greater value of LESI's offer to purchase SK stock as compared to the Philip group's merger, that the SK Board stands alone in opposition of LESI's offer and that responsible action by the SK Board would require removal of the poison pill and other anti-takeover devices.



FOR IMMEDIATE RELEASE

CONTACT: KENNETH W. WINGER
         PRESIDENT AND CHIEF EXECUTIVE OFFICER

         PAUL R. HUMPHREYS
         SENIOR VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER
         (803) 933-4210


            LAIDLAW ENVIRONMENTAL OFFER EXTENDED THROUGH FEBRUARY 26


COLUMBIA, SOUTH CAROLINA...FEBRUARY 18, 1998. Laidlaw Environmental Services, Inc. (NYSE:LLE) today announced that it has further extended its exchange offer for Safety-Kleen Corp. (NYSE:SK) to 12:00 p.m. Midnight New York City time on Thursday, February 26, 1998.

         Commenting on the announcement, Kenneth W. Winger, Laidlaw Environmental's president and chief executive officer, said:

         "Last Friday Safety-Kleen shareholders delivered a clear message to the Safety-Kleen Board: `We prefer the Laidlaw Environmental offer!' On Monday, we extended our offer to give the Safety-Kleen Board time to act responsibly and remove the poison pill and other anti-takeover devices that prevent us from accepting and paying for Safety-Kleen shares. Mr. Donald Brinckman, in his February 16th press release, made clear that the Safety-Kleen Board still intends to pursue the inferior $27 Philip group merger proposal, to hold a special shareholder meeting on February 25th and to oppose our offer. We fully expect Safety-Kleen shareholders to vote against the $27 Philip group proposal. The Safety-Kleen Board will then have to recognize the will of its shareholders. Should the Safety-Kleen Board continue thereafter to use its poison pill against its own shareholders, we will promptly seek injunctive relief in Chicago Federal Court. Accordingly, we have extended our offer to February 26th."

         Continuing, Mr. Winger said:

         "Institutional Shareholder Services, the leading independent proxy advisory firm, and Safety-Kleen's own financial advisor, William Blair, compared our offer with the $27 Philip group proposal and found our offer superior. The majority of Safety-Kleen shareholders have made clear they prefer our offer. In our view, the Safety-Kleen Board stands alone in opposition."

         Laidlaw Environmental Services is the leading provider of hazardous and industrial waste management services to industry and government. The company operates from more than 100 locations throughout North America.

                                     - END -

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: February 18, 1998              By: /s/ Kenneth W. Winger
                                         ----------------------------
                                         Kenneth W. Winger, President
                                         and Chief Executive Officer